B E R M U D A I R E L A N D U N I T E D S T A T E S LLOYD’S Creating a World Class Specialty Insurer and Reinsurer Investor Presentation May 12, 2009 Exhibit 99.1

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of both IPC Holdings, Ltd. (“IPC”) and Max Capital Group Ltd. (“Max”)
that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties, including the risks described in the definitive joint proxy statement/prospectus of IPC and Max that has been filed with the Securities and Exchange
Commission (“SEC”) under “Risk Factors,” many ofwhich are difficult to predict and generally beyond the control of IPC and Max, that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please also refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the SEC. Neither IPC nor
Max undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.
This presentation contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as “believes,” “anticipates,” “intends,” “expects” and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this presentation should not be considered as a representation by us or any other person that our objectives or planswill be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the definitive joint proxy statement/prospectus of IPC and Max, the most recent reports on Form 10-K, Form 10-Q and other documents of IPC or Max, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this presentation.
ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT:
This presentation relates to a proposed business combination between IPC and Max. On May 7, 2009, IPC and Max filed with the SEC a definitive joint proxy statement/prospectus of IPC and
Max. This presentation is not a substitute for the definitive joint proxy statement/prospectus or any other document that IPC or Max may file with the SEC or send to their respective shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS
AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN
IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at Jim Bryce, President and Chief Executive Officer, or John Weale, Executive Vice President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings, or Max, at Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-8800, in the case of Max’s filings.
PARTICIPANTS IN THE SOLICITATION:
IPC and Max and their directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed business combination.
Information about IPC’s directors and executive officers is available in the definitive joint proxy statement/prospectus filed with the SEC on May 7, 2009, relating to IPC’s 2009 annual meeting of shareholders; information about Max’s directors and executive officers is available in the amendment to its annual report on Form-10K, filed with the SEC on April 1, 2009.

IPC’s Strategic Review – A Path to a Merger With Max
Since its inception in 1993, IPC has successfully operated as a property catastrophe reinsurer
Following KRW hurricane losses in 2005, IPC reevaluated its business model
Rating agencies increased capital requirements for property catastrophe business
IPC’s Board reviewed strategic options to achieve the following goals:
Increase scale and scope / diversify into non-correlated risks
Preserve IPC’s existing franchise value
Create a platform to deliver superior value to IPC shareholders
Increase management bench strength
IPC’s Board determined a merger-of-equals was the best way to achieve its goals
Other alternatives, including organic growth, were actively considered
Max best achieved IPC’s goals and provided a clear path to create significant value
IPC completed a thorough diligence process on Max

Max Transaction Result of A Thorough and Robust Process
The merger with Max resulted from a lengthy and careful process where the IPC Board considered organic growth, and a possible combination with a significant number of counterparties, including some who were invited to submit proposals and others that approached IPC
IPC established a
Business
Development
Committee
IPC engaged J.P.
Morgan to assist
with the strategic
review process in
determining
whether to pursue
an organic growth
plan or a business
combination
IPC reviewed a broad
list of potential
counterparties,
including Validus
IPC authorized
J.P. Morgan to contact a
select number of
potential counterparties
IPC also received
inbound calls from
various parties, some of
whom were invited in
the process
IPC entered into
confidentiality and
standstill agreements
with eight potential
counterparties,
including Max
IPC engaged in
discussions with
six potential
counterparties,
including Max,
and for formal
merger
proposals
IPC received four
written proposals
and one oral
proposal
IPC decided to
pursue further
discussions with
three potential
counterparties
IPC developed
counter proposals
IPC engaged in
detailed negotiations
and diligence with
Max and another
potential
counterparty, which
included the
development of
combined business
plans
IPC determined that
pursuing exclusive
discussions with Max
would be in its best
interest
IPC and Max engaged
in additional due
diligence and
finalized negotiations
before executing the
amalgamation
agreement
January 29 —
March 1, 2009
January
2009
December
2008
November —
December 2008
October —
November 2008
Early 2008 2007

A truly diversified, balanced global underwriting platform
Strong and vibrant franchise serving both property & casualty markets
Multiple operating platforms – Bermuda, Dublin, U.S. and Lloyd’s
Strong capital base with over $3 billion in equity and minimal leverage
Greater size enhances “margin of safety” and financial flexibility
More efficient use of capital - $300 to $400 million of excess capital
Increased ability to accelerate growth in a hardening market
Both property & casualty markets currently provide attractive opportunities
Strong and deep management and underwriting teams
IPC/Max Creates A World Class Specialty Company
An IPC/Max merger brings together the upside of the short-tail market and the stability of returns of long-tail business

Property /
property cat
P&C
short-tail
93%
7%
2008 GPW  = $403 million
Reinsurance
Insurance
47%
53%
Reinsurance
Insurance
35%
65%
2008 GPW  = $1,254 million
2008 GPW  = $1,658 million
Max Capital Combined
Reinsurance
100%
IPC Holdings
A Truly Diversified Underwriting Platform
Life & annuity
P&C
long-tail
P&C
short-tail
Property /
property cat
20%
19%
42%
19%
Property /
property cat
P&C
short-tail
P&C
long-tail
Life & annuity
38%
16%
32%
15%

A Combination Creates Size and Scale
Combination provides greater size and scale
Enhances valuation and ratings profile
Better positioning with clients and brokers
Platform/underwriters are in place
12/31/2008
Company Equity
1 Everest Re $4,960
2 AXIS 4,461
3 PartnerRe 4,199
4 Arch Capital 3,433
5 Transatlantic 3,198
IPC + Max 3,131
6 RenaissanceRe 3,033
7 OdysseyRe 2,828
8 Aspen 2,779
9 Allied World 2,417
10 Endurance 2,207
11 Validus 1,939
12 IPC Holdings 1,851
13 Platinum Re 1,809
14 Montpelier Re 1,358
15 Max Capital 1,280
16 FlagstoneRe 986
17 Greenlight Capital 485
____________________
(1) Includes RE, AXS, PRE, ACGL, TRH and RNR.
(2) Includes ORH, AHL, AWH, ENH, VR, IPCR, PTP, MRH and MXGL.
(3) Based on A.M. Best financial strength ratings.
Average Price / Book Multiples
3-Year 2007 2008 Current Rating
(3)
> $3.0 billion of equity
(1)
1.27x 1.39x 1.09x 0.99x A to A+
< $3.0 billion of equity
(2)
1.05x 1.16x 0.89x 0.82x A- to A

Opportunistic Expansion in a Hardening Market
A merger creates excess capital of $300 to $400 million through diversification
Ability to profitably deploy capital for new business and capital management
Total property / property catastrophe premiums of over $550 million
Peak catastrophe risk (1 in 250 PML) will be limited to 20% of capital
Retentions on Max’s seasoned casualty insurance business expected to increase
Lloyd’s expected to contribute approximately $150 million in gross premiums in 2009
____________________
(1) Does not reflect GAAP purchase accounting adjustments. For more information, see the joint proxy statement/prospectus filed with the SEC by IPC on May 7, 2009.
($mm)
Combined
(1)
2008 GPW $403 $1,254 $1,658
2008 NPW $397 $840 $1,237
12/31/2008 Equity $1,851 $1,280 $3,131
NPW / Equity 0.21x 0.66x 0.40x

Diversified Business = More Stable Underwriting Returns
Each $1 of property catastrophe business requires as much capital as writing $2.5 to $3.0 of casualty business, depending on the class
Aggregate underwriting profit is similar – but more stable results
50% to 60% combined ratio in property is equivalent to achieving a 80% to 87%
combined ratio in casualty based on higher (2.5x - 3.0x) premium leverage
Current casualty business written is in line with these underwriting levels
Earnings enhanced by higher investment income due to longer duration of liabilities
Capital to be opportunistically deployed to generate highest risk adjusted returns
Segments of the casualty market currently offer attractive opportunities
A diversified portfolio of risks allows capital to be deployed more efficiently
Diversified mix of business = lower underwriting volatility and more efficient utilization of capital

Strong Balance Sheet and Capital Base
Combined
(2)
____________________
(1) Investment portfolio includes cash.
(2) Does not reflect GAAP purchase accounting adjustments. For more information, see the joint proxy statement/prospectus filed with the SEC by IPC on May 7, 2009.
(3) Max corporate debt excludes $150 million of borrowings under primary credit facility, which were repaid in April 2009.
Balance sheet strength and liquidity positions the combined company for future opportunities
As of March 31, 2009
($mm)
Investment Portfolio
(1)
$2,190.0 $5,036.0 $7,225.9
Total Assets $2,453.1 $7,177.4 $9,630.5
Loss & LAE Reserves $354.5 $4,311.7 $4,666.2
Stockholders' Equity $1,849.5 $1,262.9 $3,112.3
Corporate Debt
(3)
$0.0 $91.4 $91.4
Total Debt / Capitalization 0.0% 6.7% 2.9%
Investments / Equity 1.18x 3.99x 2.32x

Fixed Income
81%
Alternatives /
Equities
13%
Cash
6%
3/31/09 - $5.0 billion
3/31/09 - $2.2 billion
IPC and Max Maintain a High Quality Investment Portfolio
Max Capital
IPC Holdings
IPC and Max currently have similarly positioned investment portfolios
Alternatives / equities of combined portfolio to be reduced to 5%-7% of total
Fixed income
69%
Cash
19%
Alternative
investments
12%

12 IPC/Max Merger Rationale

Max Transaction In-Line with IPC’s Strategic Objectives
Significant Shareholder Value Creation
Increase Scale and
Scope
Strong capital base with over $3 billion of equity
Reduce IPC’s earnings volatility as a standalone property cat company
Established global and diversified operating platforms
More efficient use of capital from scale, diversification and reduced correlation
Diversify into Non-
Correlated Risks
Highly complementary businesses with limited overlap
Common culture and low integration risk
Preserve IPC’s
Existing Franchise
Value
IPC shareholders continue to benefit from IPC’s franchise value built over 15 years
A combination increases return on capital
Deliver Superior Value
to Shareholders
Clear path to achieve significant upside in valuation
Increase Management
Depth
Experienced management and underwriting teams with long-standing industry knowledge and relationships

IPC / Max Offers Significant Value to Shareholders
Valuation of IPC / Max Is Opportunistic
Significant Value Creation — IPC Implied Price Per Share
0.77x
0.72x
Max IPC
$26
$28
$31
$41
$26.49
IPC Price 05/08/09 IPC Run-Off Case IPC Monoline Case IPC Organic Growth Case IPC/Max Combined
+46%
+56%
+31%
IPC / Max Delivers Higher ROE
+55%
14%
11%
IPC Monoline Case Combined
2009E – 2013E Average ROE
(1)
(1)
____________________
(1) Based on the "combined entity case 1" referred to in the joint registration statement/proxy of IPC and Max under the heading "The Amalgamation--Opinion of J.P.
Morgan Securities Inc., Financial Advisor to IPC's Board”.
Price / Book Value Per Share Prior to Merger (at 2/27/09)
(1)
(1)
(1)

IPC / Max Transaction Expected to Close Immediately After
June 12
th
The merger with Max is expected to close immediately after June 12th, prior to the
2009 hurricane season
Completion
Hart -Scott-Rodino
Lloyd’s
UK FSA
Ireland
Delaware Insurance Department
Hearing May 8th
Regulatory Approval
Indiana Insurance Department
A.M. Best
Moody’s
Joint Rating Agency
Meetings
Standard & Poor’s
IPC lenders
Syndicated Credit
Facilities
Max lenders
Proxy statement effective
IPC shareholders June 12
th
Shareholder
Approvals
Max shareholders June 12
th

16 Max Transaction and Validus Offer Are NOT “Either Or” Options

March 31, 2009: Validus announces unsolicited, stock-for-stock, below book value, takeover proposal of IPC
April 7, 2009:  IPC Board unanimously determines Validus proposal is NOT “Superior” and reaffirms its recommendation that IPC shareholders vote in favor of the merger with Max
“The Validus Offer Fails to Meet IPC’s Diversification Goals” - Max’s diversified operations offer the best path to achieve diversification
“The Max Transaction Has Significant Value Creation Potential and Upside for IPC
Shareholders” - It also provides greater book value per share to IPC shareholders
“The Validus Amalgamation Proposal is Less Certain, is Riskier for IPC’s
Shareholders and Would Take Longer to Close” - Any transaction with Validus likely could not be completed before September, right in the middle of wind season
April 8, 2009: Validus initiates hostile no vote proxy contest and publicly threatens litigation
April 30, 2009: IPC Board unanimously reaffirms that the Validus proposal is NOT “Superior” and recommends IPC shareholders vote FOR the merger with Max
IPC and Max are Committed to Completing a Transaction
Choice for IPC Shareholders – Vote to Approve Max Merger or NO Transaction

Max Offers Certainty vs. NO DEAL with Validus
Deal vs.
No Deal
“Binding”?
Closing
Max Offers Certainty… …Validus’ Offer is Risky
IPC shareholders have a deal-in-hand
with Max
Max meets the strategic and financial
objectives of IPC
There is NO "deal" with Validus
Voting against Max merger does not mean IPC
would choose to sell itself to Validus below book
value
VR does not meet strategic objectives of IPC
VR’s proposed exchange offer could not be
completed and is highly conditional
IPC’s bye -laws do not allow for any shareholder
to be the registered owner of more than 9.9% of
the compa ny’s outstanding shares
Scheme of Arrangement is impractical and is
subject to substantial legal difficulties
Max merger is executed and is binding
IPC and Max have signed a agreement
Satisfactory indications from ratings agencies
IPC has performed due d iligence on Max
Credit facility consents are in hand
Regulatory approvals received
VR's proposal is not binding
VR can withdraw offer at any time
No joint discussions with ratings agencies
IPC has not conducted due diligence on VR
Consents needed under cre dit facilities
Immediately after June 12
th
– at start of
hurricane season
At the earliest, a hypothetical VR transaction
would close during hurricane season – which
could change both firms’ plans

The Validus Proposal is Not Superior
Is
Diversification
Good?
“Stock
Premium” is
Illusory
Risk
Management
Max Offers Certainty… …Validus’ Offer is Risky
IPC/Max ha s diversification with
uncorrelated risks and a global diversified
platform
Combining two short -tail CAT firms is
riskier
Validus fails to meet IPC's diversification
goals
Max at 53% of 52- week hi gh at time of deal
A combination with Max delivers more
book value per share to IPC
Max has historically traded at a premium to
Validus
VR at 93% of 52 -week high at time of offer
VR offer dilutive to IPC book value
VR has significantly underperformed market
and peers since going hostile on IPC – VR
has declined 5% vs. 10% increase for peers
Max has a proven, long term, operating -
history
Ike/Gustav losses of 3% of 6/30/08 equity
Smallest loss among peer group
Validus has a short and questionable
operating history
Ike/Gustav losses of 12% of 6/30/08 equity
Largest loss among peer group

78%
140%
33%
50%
56%
71%
104%
252%
60%
73%
92%
116%
0%
25%
50%
75%
100%
125%
150%
300%
2004 2005 2006 2007 2008 Average
83%
84%
75%
77%
96%
84%
104%
101%
96%
96%
124%
102%
0%
25%
50%
75%
100%
125%
150%
300%
2004 2005 2006 2007 2008 Average
____________________
Source:  Company filings.
Property focused reinsurers include RNR, IPC, VR, MRH and FSR. Diversified reinsurers include RE, AXS, ACGL, TRH, PRE, ORH, AWH, ENH, AHL, PTP and MXGL.
Validus had the worst
combined ratio relative to
its mono-line peers
Validus began
operations following
Hurricanes Katrina, Rita
and Wilma
Diversified Platforms Generate More Consistent Margins
Diversified Reinsurers
Property Focused Reinsurers
Validus has
underperformed its peers
over the last 3 years
Median 94% 116% 85% 83% 94% 94%
Max 94% 106% 86% 88% 92% 93%
Median 78% 201% 55% 61% 89% 97% 68%
IPC 78% 252% 33% 50% 56% 94% 46%
VR 57% 62% 92% NA 70%
3 year
Average

Validus has significant volatility embedded in its underwriting operations
Validus indicates its 1 in 250 year peak PML represents 33% of equity…whereas Validus lost 12.4%
of its equity in Ike/Gustav, a 1:10-15 year event?
Validus Has Significant Exposure to Catastrophes
Ike/Gustav Ultimate Net Losses as a % of 6/30/08 Common Equity ($ in millions)
3.4%
12.4%
11.0%
10.1%
8.9%
8.4%
8.1% 8.1%
7.8%
7.0%
6.7%
6.3%
6.0%
5.0%
4.8%
4.6%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
VR FSR RNR MRH PTP ACGL AXS PRE AHL IPCR ENH ORH TRH AWH RE MXGL
(1) (2) (2) (3)
Losses $256 $140 $276 $140 $165 $287 $384 $305 $171 $135 $148 $155 $113 $257 $50 $170
____________________
Source: Company filings as of 12/31/08. Losses are generally disclosed net of reinstatement premiums.
(1) Results reflect Ike only.
(2) Equity includes preferred, which subsequently converted to common.
(3) TRH does not disclose specific losses but disclosed “$169.7 million principally relating to Hurricane Ike” or 5.0% of 6/30/08 common equity.
VR increased its Ike reserves by 42% in Q4 2008
Validus had the greatest loss among its
broad peer group

Max Provides IPC Shareholders More Value than Validus
Diluted Tangible Book Value per IPC Share
Diluted Book Value per IPC Share
Max delivers 29% more value to
IPC’s shareholders vs. Validus
Max delivers 23% more value to
IPC’s shareholders vs. Validus
$26.19
$33.83
$20.00
$25.00
$30.00
$35.00
$40.00
Max Validus
$34.93
$28.35
$20.00
$25.00
$30.00
$35.00
$40.00
Max Validus
As of December 31, 2008
____________________
Note:  See appendix for book value per share calculations included herein.
As a multiple of IPC 1.03x 0.80x
As a multiple of IPC 1.06x 0.86x

0.87x
0.83x
0.85x
1.00x
0.50x
0.60x
0.70x
0.80x
0.90x
1.00x
1.10x
Max IPC VR Composite
____________________
As of May 8, 2009.
(1) Composite includes TRH, AWH, PTP, MRH, RE, PRE, ACGL, AHL, RNR, ENH, AXS, ORH.
Max Offers More Upside to IPC Shareholders
Price to Book Value – 2008 (Average)
(1)
(1)
Max has historically traded at a higher
price/book valuation than VR
Max offers significant upside for IPC
shareholders
Clear path to create significant value
for shareholders
Validus has concentrated private
equity ownership – potential overhang
on future valuation
Historical Price to Book Value Comparison Price as a % of 52 Week High
Average
Since
3 - Year VR IPO 2007 2008 Current
Max 0.99x 0.90x 1.11x 0.87x 0.75x
Validus NA 0.92x 1.07x 0.85x 0.89x
76%
89%
78%
55%
0%
20%
40%
60%
80%
100%
Max IPC VR Composite

Max Offers a Higher Implied Price to IPC Shareholders
____________________
(1) Exchange ratio of 0.6429 IPC shares per Max share implies 1.5555 Max shares per IPC share.
(2) Exchange ratio of 1.2037 Validus shares per IPC share.
Validus Average
Max Average
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
$50.0
7/25/07 10/5/07 12/17/07 2/27/08 5/10/08 7/21/08 10/2/08 12/13/08 2/24/09 5/8/09
Average Implied Price to IPC
Since YTD
VR IPO 2007 2008 2009
Max Capital
(1)
$35.53 $41.72 $35.61 $26.30
Validus
(2)
27.93 29.34 27.13 28.49

$31.67
$25.00
$30.00
$35.00
Max Validus
$28.80
$33.23
$32.85
$25.00
$30.00
$35.00
IPC Standalone Max Validus
$29.98
$33.67
$32.85
$25.00
$30.00
$35.00
IPC Standalone Max Validus
$31.97
$25.00
$30.00
$35.00
Max Validus
____________________
(1) Excludes purchase accounting adjustments and transaction expenses. For more information, see the joint proxy statement/prospectus filed with the SEC by
IPC on May 7, 2009.
Max Transaction is Accretive to IPC – Validus is Dilutive
Diluted Tangible Book Value per IPC Share (12/31/08)
As a multiple of IPC             0.96x
Pro Forma for PGAAP
Combined (1)
Diluted Book Value per IPC Share (12/31/08)
As a multiple of IPC            0.97x
Combined (1) Pro Forma for PGAAP
?
?
As a multiple of IPC      1.03x 0.91x
12.3% dilutive
to IPC
As a multiple of IPC      1.01x 0.88x
No higher than $28.52
No higher than $29.70
8.7% dilutive
to IPC
Less than 0.88x
Less than 0.90x

“It remains our view that the IPC-Max deal is a superior one for
IPC shareholders than the proposed hostile transaction with
Validus…The Max-IPC platform offers shareholders
considerable diversification and creates a platform with a
global presence…The Max-IPC amalgamation is a deal which
has good visibility to closing in June and should present
minimal integration challenges in the quarters ahead…The
Max-IPC combination will produce an entity with excess
capital which can be deployed into an improving insurance or reinsurance pricing environment.”
- RBC Capital Markets, Mark A. Dwelle
May 5, 2009
“We do not like the potential IPCR merger for VR, as we
believe the resulting combination would have too large a
concentration of catastrophe exposed business
(particularly heading into Atlantic Hurricane season), as
well as increased investment risk and an uncertain rating
agency reaction.  We continue to believe that the
IPCR/MXGL merger will be approved by IPCR shareholders
when they vote in June.”
- Keefe, Bruyette & Woods, Dean Evans
May 5, 2009
Research analysts have expressed strong support for an IPC / Max merger, placing significant emphasis on the diversification that Max provides IPC
Research Analysts Emphasize Diversification
26
“An IPCR/MXGL merger has strategic advantages in our view
including:
1) increased diversification,
2) ability to free up excess capital (est. at $300-$400mm) and
3) improved likelihood of ultimately achieving an A rating.”
- Fox-Pitt Kelton Cochran Caronia Waller, Daniel Farrell
April 7, 2009

Why You Should Vote For The IPC / Max Merger
Compelling strategic combination
Leading specialty insurance/reinsurance business
Global platform with enhanced size and scale
Diversification into complementary and non-correlated business lines
Well established, entrepreneurial management team
Offers significant value to shareholders
Result of a thorough and robust process
Speed and certainty of closing
The Max transaction and the Validus offer are NOT “either or” options
Choice for IPC Shareholders – Vote to Approve Max Merger or NO Transaction
We expect to close our combination immediately after the June 12 th
shareholder vote, before hurricane season

28 Overview of Max Capital

Global underwriter of specialty insurance and reinsurance
Multiple operating platforms - Bermuda, Dublin, United States, and Lloyd’s
Diversified business profile across specialty classes of business
Highly experienced management with proven track record
Opportunistic and disciplined underwriting strategy
Analytical and quantitative underwriting orientation
5 year average combined ratio, with cats, of 93%
Strong, liquid balance sheet with conservative reserving track record
Gross premiums written (2008) of $1.3 billion and ending equity of $1.3 billion
Prudent capital management - $305 million in dividends/repurchases over last 5 years
Significant expansion of underwriting platforms with minimal goodwill
High quality investment portfolio repositioned to reflect traditional underwriting base
Alternative investments are now a much smaller part of Max’s asset base at 11.9% and are to be reduced to 5% to 7%
Max has evolved and repositioned itself since its formation in 1999
Max Capital Today
Short-Tail
Long-Tail
62%
38%
Insurance
Reinsurance
53%
47%

Global Reach Through Established Platforms
Bermuda / Dublin
Reinsurance
Bermuda / Dublin
Insurance
Lloyd’s
U.S Specialty Insurance
Major
Classes
Agriculture
Aviation
Excess liability
Medical malpractice
Professional liability
Property
Marine and energy
Whole account
Workers’ comp
Life and annuity
Aviation
Excess liability
Professional liability
Property
Personal accident
Financial institutions
Professional liability
Property
General liability
Marine
Property
Operating
Regions
United States
Latin America
Canada
European Union
Japan
Australia
New Zealand
United States
European Union
United Kingdom
Japan
Denmark
United States
Offices
Bermuda
Dublin
Bermuda
Dublin
Hamburg
London
Leeds
Tokyo
Copenhagen
New York
Philadelphia
Richmond
Atlanta
Dallas
San Francisco

Max Has a Strong Market Position in Specialty Classes …
Working layer excess business
Focus on Fortune 1000 customers
2008 combined ratio = 88%
2008 GPW - $389 million
2008 GPW - $420 million
Bermuda / Dublin Insurance Bermuda / Dublin Reinsurance
Working layer excess / quota share
business
Cross class capability
2008 combined ratio = 87%
Excess
Liability
Professional
Liability
Aviation
Property
14%
14%
41%
32%
Other
General
Liability
Marine &
Energy
Whole
Account
Aviation
Prof.
Liabliity
Workers
Comp
Med. Mal.
Agriculture
Property
25%
19%
18%
13%
9%
8%
3%
3%

… With an Attractive Position in the U.S. Market and Lloyd’s
Launched in 2007
Nationwide niche E&S underwriter
Growing into expense base – target combined
ratio of 85% to 90%
Expected GPW of $250 million in 2009
2008 GPW - $194 million
2008 GPW - £65 million
(1)
U.S. Insurance Max at Lloyd’s
Acquired in November 2008
Direct and reinsurance
Expected GPW of $150 million in 2009
____________________
(1) GPW reflects full year of business, which includes periods prior to the acquisition by Max.
Marine
General
Casualty
Property
20%
31%
49%
Accident &
Health
Fin.
Institutions
Prof.
Indemnity /
Med. Mal.
Employers'
Public Liability
Property
Treaty
45%
1%
19%
18%
17%

As % of Total Investments
Max Investment Portfolio Highlights
____________________
(1) Peers include: IPCR, PRE, ORH, ACGL, RE, RNR, MRH, ENH, TRH, AXS, AWH, PTP, VR, AHL, FSR, and GLRE.  Peer average represents 3/31/09 allocation of preferred / equities and “other investments” as % of total investments.
Alternatives allocation is decreasing
Alternative
investments
12%
Cash
19%
Fixed income
69%
Long / Short funds
41%
Opportunistic
3%
Distressed
Securities
14%
Arbitrage
strategies
24%
Emerging / Global
Markets
18%
5%-7%
12%
29%
0%
5%
10%
15%
20%
25%
30%
35%
Max
12/31/05
Max
3/31/09
Target
Market neutral / absolute return focus
Max alternatives in line with Bermuda peers
Max / IPC alternatives target = 5%-7%
Peer group
(1)
(average) = 10%

34 Overview of IPC

Established in 1993, sponsored by AIG, listed on Nasdaq since 1996
Focused on property catastrophe reinsurance
Majority written on an excess of loss basis for primary insurers rather than reinsurers
Subject to aggregate limits on exposure to losses
Approximately 258 clients during 2008 (36% U.S.-based), including many of the leading insurance companies around the world
No single ceding insurer accounted for more than 3.7% of GPW, excluding reinstatement premiums
IPC Overview
($mm) 2007 2008
Gross premiums written $404.1 $403.4
Net premiums earned 391.4 387.4
Net income (Loss) $385.4 $90.4
Operating earnings per common share (diluted) $4.56 $4.36
Assets $2,627.7 $2,388.7
Shareholders’ equity 2,125.7 1,850.9
Book value per share (diluted) $32.42 $32.85
Operating return on average common equity 15.4% 13.0%
Loss & LAE ratio 31.9% 40.2%
Expense ratio 18.0% 16.2%
Combined ratio 49.9% 56.4%
A.M. Best FSR rating (outlook) A (Neg) A (Neg)
Standard & Poor’s FSR rating (outlook) A- (Stable) A- (Stable)

Europe
28%
U.S.
53%
Australasia
3%
Worldwide
8%
Japan
6%
Other
3%
U.S.
42%
Australasia
3%
Worldwide
21%
Other
1%
Japan
5%
Europe
28%
Catastrophe
80%
Retro
10%
Risk Excess
3%
Aviation
5%
Other
2%
Other
4%
Aviation
4%
Risk Excess
3%
Retro
6%
Catastrophe
84%
Established and Consistent Business
Risk type
2003 2008
Risk type
Geography Geography
____________________
(1) Excludes reinstatement premiums
GPW (1) = $315.5 million GPW (1) = $370.9 million

42
36
29
13
51
136
62
112
17
18
61
237
15
32
40.2
17
17
19
20
23
24
21
18
17
17
17
15
18
18
16.2
59%
54%
48%
33%
74%
160%
83%
129%
34% 35%
78%
252%
33%
50%
56.4%
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Loss ratio Expense ratio
IPC Performance
NPE growth
($mm)
Book value per share growth
(1)
Asset growth
($mm)
$74.7
$387.4
$0
$100
$200
$300
$400
$500
1994 2008
$13.76
$32.85
$0.0000
$10.0000
$20.0000
$30.0000
$40.0000
1994 2008
$387.0
$2,388.7
$0
$1,000
$2,000
$3,000
1994 2008
____________________
(1) Represents diluted book value per common share
(2) Calculated as net income (loss), available to common shareholders divided by the average common shareholders’ equity (excluding convertible preferred shares)
Underwriting performance
WTC: $116mm loss Hurricanes Katrina, Rita, Wilma: $977mm loss
20% 24% (38%) 9% 18% 17% (1%) 8% 1% 12% 20% 20% 19% ROAE
2
Average loss
ratio 60.1%
Average expense
ratio 18.5%
15% 4%
Average combined ratio
78.5%

38 Book Value Calculations

Shares outstanding
Basic shares 55,855,103
(7)
55,805,790
(10)
35,877,542 91,732,645
Warrants (net) 0 635,728
(11)
408,710 408,710
Stock options (net) 18,608
(8)
120,685
(12)
77,589 96,197
Restricted stock awards 474,987
(8)
447,195
(12)
287,502 762,489
Diluted shares outstanding
(1)
56,348,698 57,009,398 36,651,342 93,000,040
Book value per share
Shareholders' equity $1,850,947
(9)
$1,280,331
(13)
$1,280,331 $3,131,278
Book value per share
(2)
$33.14 $22.94 $35.69 $34.13
Diluted book value per share
Shareholders' equity $1,850,947
(9)
$1,280,331
(13)
$1,280,331 $3,131,278
Proceeds from exercise of
Warrants and stock options
(3)
0 0 0 0
Diluted book value $1,850,947 $1,280,331 $1,280,331 $3,131,278
Diluted book value per share
(4)
$32.85 $22.46
(14)
$34.93 $33.67
Tangible book value per share
Shareholders' equity $1,850,947
(9)
$1,280,331
(13)
$1,280,331 $3,131,278
Goodwill and other intangible assets 0 (40,488)
(15)
(40,488) (40,488)
Tangible shareholders' equity $1,850,947 $1,239,843 $1,239,843 $3,090,790
Tangible book value per share
(5)
$33.14 $22.22 $34.56 $33.69
Diluted tangible book value per share
Diluted book value $1,850,947 $1,280,331 $1,280,331 $3,131,278
Goodwill and other intangible assets 0 (40,488)
(15)
(40,488) (40,488)
Diluted tangible book value $1,850,947 $1,239,843 $1,239,843 $3,090,790
Diluted tangible book value per share
(6)
$32.85 $21.75 $33.83 $33.23
Calculation of Combined Book Value Per Share (IPC / Max)
As of December 31, 2008
Combined
(a)
(per IPC share)
Max
Value Delivered
by Max per IPC
Share (0.6429)
2.5% accretive
to IPC
1.2% accretive
to IPC
____________________
(a) “Combined” figures exclude impact of purchase accounting adjustments.
IPC

(1)
Shares outstanding
Basic shares 55,855,103
(7)
75,624,697
(16)
62,826,865 118,681,968
Warrants (net) 0 2,856,884
(16)
2,373,419 2,373,419
Stock options (net) 18,608
(8)
848,758
(16)
705,124 723,732
Restricted stock awards 474,987
(8)
2,986,619
(16)
2,481,199 2,956,186
Diluted shares outstanding
(1)
56,348,698 82,316,958 68,386,606 124,735,304
Book value per share
Shareholders' equity $1,850,947
(9)
$1,938,734
(16)
$1,938,734 $(50,000) $3,739,681
Book value per share
(2)
$33.14 $25.64 $30.86 $31.51
Diluted book value per share
Shareholders' equity $1,850,947
(9)
$1,938,734
(16)
$1,938,734 $(50,000) $3,739,681
Proceeds from exercise of
Warrants and stock options
(3)
0 0 0 0
Diluted book value $1,850,947 $1,938,734 $1,938,734 $(50,000) $3,739,681
Diluted book value per share
(4)
$32.85 $23.55 $28.35 $29.98
Tangible book value per share
Shareholders' equity $1,850,947
(9)
$1,938,734
(16)
$1,938,734 $(50,000) $3,739,681
Goodwill and other intangible assets 0 (147,610)
(17)
(147,610) (147,610)
Tangible shareholders' equity $1,850,947 $1,791,124 $1,791,124 $(50,000) $3,592,071
Tangible book value per share
(5)
$33.14 $23.68 $28.51 $30.27
Diluted tangible book value per share
Diluted book value $1,850,947 $1,938,734 $1,938,734 $(50,000) $3,739,681
Goodwill and other intangible assets 0 (147,610)
(17)
(147,610) (147,610)
Diluted tangible book value $1,850,947 $1,791,124 $1,791,124 $(50,000) $3,592,071
Diluted tangible book value per share
(6)
$32.85 $21.76 $26.19 $28.80
Calculation of Combined Book Value Per Share (IPC / VR)
As of December 31, 2008
Validus IPC
Termination Fee
Combined
(b)
(per IPC share)
8.7% dilutive
to IPC
12.3% dilutive
to IPC
____________________
(a) In order to place figures on a comparative basis, “combined” figures are shown per share of IPC by converting the exchange ratio of 1.2037 VR shares per IPC share to 0.8308 (1 ÷ 1.2037) IPC shares per VR share.
(b) “Combined” figures exclude impact of purchase accounting adjustments.
Value Delivered
by VR per IPC
Share (1/1.2037)
(a)

Purchase Accounting Adjustments
Reserve adjustment of $130 million does not represent a change in the amount of reserves established by Max
Represents fair value purchase accounting adjustment, solely as a result of the merger
Discount rates are applied to the underlying cash flows, combined with an estimated risk premium
Reserve adjustment will be reversed into income each year, increasing net income
Increases net income by $13 million (10% of total) in year 1
Cumulative increase of $130 million over the payout period
Reserve adjustment has no economic impact – represents only a timing difference
Does not impact
ultimate losses and
loss adjustment
expenses
IPC 12/31/08 shareholders' equity $1,850.9
Plus: Max 12/31/08 shareholders' equity 1,280.3
Combined 12/31/08 shareholders' equity $3,131.3
Purchase accounting adjustments
Less: Adjustment to reserves ($130.0)
Less: Transaction expenses (40.0)
Plus: Other purchase accounting adjustments 12.1
Pro forma 12/31/08 shareholders' equity $2,973.4
Less: Goodwill and intangibles (28.5)
Pro forma 12/31/08 tangible shareholders' equity $2,944.9
IPC 12/31/08 fully diluted book value per share $32.85
Pro forma 12/31/08 fully diluted book value per share $31.97
Pro forma 12/31/08 fully diluted tangible book value per share $31.67

Footnotes
Note: Book value per share, diluted book value per share, tangible book value per share, and diluted tangible book value per share are all “non-GAAP financial measures” as defined in Regulation G.  Combined figures exclude purchase accounting adjustments.  For more information on GAAP purchase accounting adjustments, see the joint proxy statement/prospectus filed with the SEC by IPC on May 7, 2009.
1.
Calculations are based on treasury stock method for warrants and stock options; and includes all restricted stock and RSUs outstanding as of the
12/31/2008 balance sheet date. Validus’ publicly disclosed calculations are based on the "as-if-converted" method, assuming all proceeds received upon exercise of warrants and stock options will be retained by the Company, and the resulting common shares from exercise remain outstanding.
2.
Shareholders’ equity divided by basic shares outstanding.
3.
Calculations are based on treasury stock method, assuming the proceeds received upon exercise of warrants and stock options are used to repurchase shares at the 12/31/2008 closing market price.
4.
Diluted book value divided by diluted shares outstanding as of the 12/31/2008 balance sheet date.
5.
Tangible shareholders’ equity divided by common shares outstanding as of the 12/31/2008 balance sheet date.
6.
Diluted tangible book value divided by diluted shares outstanding as of the 12/31/2008 balance sheet date.
7.
Common shares outstanding as of 12/31/08 per the IPCR Consolidated Balance Sheet contained within the IPC 2008 Form 10-K.  Adjusted to exclude certain restricted stock awards included in shares outstanding.
8.
Note 7 in the IPC 2008 Form 10-K Notes to the Consolidated Financial Statements. Adjusted to exclude certain restricted stock awards included in shares outstanding.
9.
Per the IPC Consolidated Balance Sheet included in the IPC 2008 Form 10-K.
10.
Common shares outstanding as of 12/31/08 per the MXGL Consolidated Balance Sheet contained within the Max 2008 Form 10-K filed 2/19/2009.
11.
Note 12 in the Max 2008 Form 10-K Notes to the Consolidated Financial Statements. Based on the treasury stock method.
12.
Note 13 in the Max 2008 Form 10-K Notes to the Consolidated Financial Statements. Based on the treasury stock method. 2,021,631 non-vested restricted stock awards included in basic shares outstanding.
13.
Per the Max Consolidated Balance Sheet included in the 2008 Form 10-K.
14.
As disclosed in Max’s fourth quarter 2008 earnings press release, dated 2/11/2009.
15.
Note 5 in the Max 2008 Form 10-K Notes to the Consolidated Financial Statements.
16.
Based on page 6 of the Validus Investor Financial Supplement as of 12/31/2008 filed 2/12/2009.
17.
Note 6 in the Validus 2008 Form 10-K Notes to the Consolidated Financial Statements.